ConnectOne Bancorp, Inc.

(NASDAQ: CNOB)

Accelerating Growth On Long Island Through A Strategic Merger With The First Of Long Island Corporation (NASDAQ: FLIC)

First of Long Island Corporation

September 5, 2024

Forward Looking Statements

CAUTIONARY NOTES ON FORWARD LOOKING STATEMENTS

All non-historical statements in this presentation (including without limitation statements regarding the pro forma effect of the proposed transaction, cost savings, anticipated expense totals, the accretive nature of the proposed transaction, revenue enhancement opportunities, anticipated capital ratios and capital, positioning, value creation, growth prospects and timing of the closing) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving ConnectOne Bancorp, Inc. ("ConnectOne") and The First of Long Island Corporation, including future financial and operating results, and the combined company's plans, objectives, expectations and intentions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made. Except to the extent required by applicable law or regulation, ConnectOne and The First of Long Island Corporation assume no duty to update forward-looking statements.

In addition to factors previously disclosed in ConnectOne and The First of Long Island Corporation reports filed with the SEC, the following factors, among others, could cause actual results to differ materially from forward looking statements: ability to obtain regulatory approvals and meet other closing conditions to the acquisition, including approval by shareholders of ConnectOne and The First of Long Island Corporation, on the expected terms and schedule; delay in closing the acquisition; difficulties and delays in integrating The First of Long Island Corporation's business or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; changes in ConnectOne's stock price before closing, including as a result of the financial performance of The First of Long Island Corporation prior to closing; the reaction to the transaction of the companies' clients, employees and counterparties; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Further information regarding ConnectOne, The First of Long Island Corporation and factors which could affect the forward-looking statements contained herein can be found in ConnectOne's Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and its other filings with the SEC, and in The First of Long Island Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and its other filings with the SEC.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Important Additional Information

In connection with the proposed merger with The First of Long Island Corporation, ConnectOne will file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 to register the shares of ConnectOne common stock to be issued in connection with the merger. The registration statement will include a joint proxy statement/prospectus The First of Long Island Corporation and ConnectOne which will be sent to the shareholders of The First of Long Island Corporation and ConnectOne seeking their respective approval of the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4. THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT CONNECTONE, THE FIRST OF LONG ISLAND CORPORATION, AND THE PROPOSED TRANSACTION.

A free copy of these documents, as well as other filings containing information about ConnectOne and The First of Long Island Corporation, may be obtained at the SEC's Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from ConnectOne at the "Investor Relations" section of ConnectOne's web site at www.connectonebank.com or from The First of Long Island Corporation at the "Investor Relations" section of The First of Long Island Corporation's website at www.fnbli.com. Copies of the Joint Proxy Statement/Prospectus can also be obtained, free of charge, when available by directing a request to ConnectOne Bancorp, Inc., 301 Sylvan Avenue, Englewood Cliffs, New Jersey 07632, Attention: Laura Criscione, Corporate Secretary or to The First of Long Island Corporation, 275 Broadhollow Road, Melville, New York, Attention: Corporate Secretary.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This communication is also not a solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise. No offer of securities or solicitation will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The communication is not a substitute for the Registration Statement that will be filed with the SEC or the Joint Proxy Statement/Prospectus.

ConnectOne, The First of Long Island Corporation and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of The First of Long Island Corporation and ConnectOne in connection with the proposed transaction under the rules of the SEC. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about ConnectOne, and its directors and executive officers, may be found in the definitive proxy statement of ConnectOne relating to its 2024 Annual Meeting of Shareholders filed with the SEC on April 11, 2024, and other documents filed by ConnectOne with the SEC. Additional information about The First of Long Island Corporation, and its directors and executive officers, may be found in the definitive proxy statement of The First of Long Island Corporation relating to its 2024 Annual Meeting of Shareholders filed with the SEC on March 8, 2024, and other documents filed by The First of Long Island Corporation with the SEC. These documents can be obtained free of charge from the sources described above.

Pro Forma Franchise Overview

Pro Forma Geographic Footprint and Financial Highlights



Florida
ConnectOne Bancorp Inc. | 23
1N First | 40
New York
New Jersey
Long Island
(5)



CNOB Deposits Today
New Jersey 91%
NYC & Other 7%
Long Island 2%(2)
CNOB Pro Forma
New Jersey 62%
NYC & Other 8%
Long Island(2) 30%

~$14b	~1.0%	~14%	~45%	~$1.2b	~36%
Total Assets	2025E ROAA(3)	2025E ROATCE(3)	2025E Efficiency Ratio(3)	Market Capitalization(4)	2025 EPS Accretion(3)

Nassau County Deposit Market Share

Rank(1)	Institution	Deposits in Market ($mm)	Deposit Market Share (%)
1.	Webster Financial Corp. (CT)	16,185	14.3
2.	Flushing Financial Corp. (NY)	3,480	3.1
3.	Apple Financial Holdings Inc. (NY)	2,330	2.1
4.	The First of Long Island Corp. (NY)	2,078	1.8
5.	Esquire Financial Holdings Inc (NY)	1,263	1.1
6.	Dime Community Bancshares Inc. (NY)	1,248	1.1
7.	Hanover Bancorp Inc. (NY)	1,199	1.1
8.	Ridgewood SB (NY)	1,096	1.0
9.	Valley National Bancorp (NJ)	927	0.8
10.	First Central SB (NY)	266	0.2

Suffolk County Deposit Market Share

Rank(1)	Institution	Deposits in Market ($mm)	Deposit Market Share (%)
1.	Dime Community Bancshares Inc. (NY)	7,384	11.5
2.	BankUnited Inc. (FL)	2,071	3.2
3.	Webster Financial Corp. (CT)	1,878	2.9
4.	Apple Financial Holdings Inc. (NY)	1,600	2.5
	Pro Forma	1,273	2.0
5.	The First of Long Island Corp. (NY)	1,115	1.7
6.	Flushing Financial Corp. (NY)	685	1.1
7.	Valley National Bancorp (NJ)	524	0.8
8.	Ridgewood SB (NY)	184	0.3
9.	ConnectOne Bancorp Inc. (NJ)	159	0.2
10.	First Central SB (NY)	81	0.1

Source: S&P Capital IQ Pro; Census.gov; DoI.gov; Deposit market share data as of 6/30/2023, pro forma for pending and recently completed transactions
(1) Rank excludes money centers and super regional institutions with total assets >$100bn
(2) Reflects Nassau and Suffolk Counties
(3) Presented assuming fully phased-in cost savings and assuming full year impact for illustrative purposes
(4) Based on CNOB closing price of $23.97 as of 9/4/2024
(5) Easthampton CNOB loan production office and approved unopened branch

Strategic Rationale

Category	Rationale
Strategic Market Expansion	■ Materially accelerates CNOB's Long Island expansion strategy ■ Adds over $3 billion of deposits in demographically attractive markets ■ Local market share of #4 in Nassau County and #5 in Suffolk County[(1)(2)]
Valuable Franchise with Sound Balance Sheet	■ Low cost deposit base with over 30% non-interest bearing deposits ■ History of pristine asset quality with minimal charge-offs at FLIC ■ Acquisition enhances pro forma liquidity and reduces funding costs ■ Low reliance on brokered deposits ■ Pro forma company is well positioned for further margin-expansion
Low Execution Risk	■ CNOB is an experienced acquiror and integrator ■ Risk mitigated through extensive due diligence and conservative credit reserves ■ Strong familiarity with FLIC market; CNOB has already entered market ■ Smooth transition expected for legacy FLIC clients ■ Thorough due diligence supplemented by independent third-party support
Attractive Financial Impact	■ Attractively priced transaction ■ Meaningful EPS accretion ■ Robust pro forma profitability ■ Under three year tangible book value earnback ■ Lowers CRE composition ■ Lowers loan / deposit ratio

Source: S&P Capital IQ Pro;
(1) Deposit market share data as of 6/30/2023, pro forma for recently announced and pending transactions
(2) Local rank excludes money centers and super regional institutions with total assets >$100bn

FLIC Company Snapshot

First of Long Island Corporation

- **Ticker:** FLIC (NASDAQ) | **HQ:** Melville, NY
- **Franchise Highlights:**
  - Founded in 1927
  - 4th largest bank headquartered on Long Island
  - Serves the financial needs of small to mid-size businesses, professionals, not-for-profits, municipalities and consumers within Long Island and the five boroughs of NYC
  - Branch and client network with significant penetration across Long Island
  - Low-cost funding base
  - Strong liquidity profile
  - Minimal historical charge-offs

FLIC Financial Snapshot(1)

Balance Sheet Scale

$4.2b	$3.3b	$3.4b	$376mm
Assets	Loans	Deposits	TCE

Deposits and Liquidity

96.7%	17.9%	33.4%	2.18%
Loans / Deposits	Cash & Securities / Assets	NIB Deposits	Cost of Deposits

Capital | **Asset Quality**

8.93%	9.91%	0.06%	0.05%
TCE / TA	Leverage Ratio	NPAs / Assets	NCOs / Avg. Loans

Source: S&P Capital IQ Pro
(1) Data as of 6/30/2024

Attractive Deposit Base and History of Prudent Underwriting

Low Cost of Deposits



1.31%
0.86%
0.36%
0.52%
2.31%
2.89%
3.02%
1.01%
0.62%
0.30%
0.35%
1.50%
2.07%
2.18%
2019Y
2020Y
2021Y
2022Y
2023Y
2024Q1
2024Q2
FLIC
NY Metro Peer Median (1)

Strong Underwriting Practices



NPAs / Loans + OREO (%)
2.00
1.75
1.50
1.25
1.00
0.75
0.50
0.25
0.00
0.87
0.88
0.92
0.68
0.78
0.69
0.75
0.06
0.06
0.06
0.00
0.03
0.04
0.07
2019Y
2020Y
2021Y
2022Y
2023Y
2024Q1
2024Q2
FLIC
NY Metro Peer Median (1)

Minimal Charge-Offs in Last Five Years



NCOs / Average Loans (%)
1.00
0.80
0.60
0.40
0.20
0.00
(0.20)
0.05
0.05
0.07
0.02
0.02
0.07
0.02
0.06
0.06
0.12
0.08
0.11
0.05
0.13
2019Y
2020Y
2021Y
2022Y
2023Y
2024Q1
2024Q2
FLIC
NY Metro Peer Median (1)

Source: S&P Capital IQ Pro

(1) Peers are defined as major-exchange traded banks headquartered in Connecticut, New Jersey, or NYC MSA with $2.5 billion to $10.0 billion in assets; CNOB, FFIC, AMAL, KRNY, MCB, PGC, NFBK, BCBP, FRBA, BWFG, PDLB, & UNTY

Transaction Diversifies Loan Portfolio and Improves Funding Profile

- Balanced loan portfolio on a pro forma basis
- Meaningfully improves CNOB's deposit composition; addition of FLIC increases CNOB demand deposits to 22% of total
- Both companies are liability sensitive and well positioned for further margin expansion in a falling rate environment

Loan Mix

ConnectOne Bancorp, Inc.



Business Loans (4) 29%
Residential & Consumer 3%
CRE 68%
$8.2 b

5.91%
Yield on Loans

The First of Long Island Corp.



Business Loans (4) 12%
Residential & Consumer 36%
CRE 52%
$3.3 b

4.22%
Yield on Loans

Pro Forma(1)



Business Loans (4) 25%
Residential & Consumer 12%
CRE 63%
$11.4 b

5.43%
Yield on Loans

Deposit Mix

ConnectOne Bancorp, Inc.



Other Interest-Bearing(3) 48%
Brokered 15%
Noninterest-Bearing Demand 17%
Client CDs(2) 20%
$7.6 b

3.28%
Cost of Deposits

108%
Loans / Deposits

The First of Long Island Corp.



Other Interest-Bearing(3) 49%
Brokered 6%
Noninterest-Bearing Demand 33%
Client CDs(2) 13%
$3.4 b

2.18%
Cost of Deposits

97%
Loans / Deposits

Pro Forma(1)



Other Interest-Bearing(3) 48%
Brokered 12%
Noninterest-Bearing Demand 22%
Client CDs(2) 18%
$10.9 b

2.94%
Cost of Deposits

104%
Loans / Deposits

Source: S&P Capital IQ Pro and Company Documents
Note: Loan and deposit chart data per GAAP filings as of 6/30/2024; Retail Time Deposits < $100k and Jumbo Time Deposits >$100k, totals may not sum to 100% due to rounding; Brokered deposits for FLIC are per bank level regulatory filings

(1) Excludes purchase accounting adjustments
(2) Client CDs include all CDs other than brokered CDs
(3) Other interest-bearing deposits include reciprocal deposits
(4) Includes C&I and owner occupied CRE

Comprehensive Due Diligence Conducted

Due Diligence Scope of Review	■ Comprehensive due diligence review of FLIC completed over a three-month period ■ Diligence review covered all functional areas, in addition to business strategies, clients, associates, and culture ■ Heightened diligence focus surrounding loan portfolio and credit administration

Key Diligence Focus Areas

Credit	Branch Network	Human Resources	Information Technology
Risk Management	Commercial Banking	Legal	Operations
Finance / Accounting	Consumer Banking	Regulatory / Compliance	ALCO / Liquidity

Credit Review Summary

- ConnectOne's experienced credit team took a multifaceted approach in loan review across all major business lines augmented by multiple leading independent third-party review and valuation teams
- Included thorough examination of underwriting and credit standards along with the alignment of credit cultures
- Loan level review by all parties covered nearly 100% of total commercial loans
  - 100% of classified and 100% of criticized loans were reviewed
  - 100% of NYC multifamily rent regulated CRE loans were reviewed approximately $500 million of total loans
    - Estimated purchase accounting includes $35 million credit mark attributable to multi-family rent-regulated exposure, representing 52% of the aggregate credit mark
  - 100% of Office CRE loans were reviewed
  - 90%+ C&I loans were reviewed
- Residential portfolio review penetration was one third of the total portfolio, which is vastly comprised of well-seasoned conforming loans and well-underwritten jumbos

Transaction Summary

Structure and Consideration

- 100% stock consideration
- 0.5175x shares of CNOB to be issued for each share of FLIC

Transaction Value and Multiples

- $12.40 per share[1]
- $283.9 million aggregate deal value

Pricing Metric	FLIC Acquisition Multiple	Comparable M&A Transactions[2]
Price / TBV	0.74x	1.33x
Core Deposit Premium	(3.0%)	3.9%
Price / 2025 Earnings	10.8x	12.0x

Long Island Market

- Significant talent retention from FLIC to support CNOB's growth into adjacent markets and augment infrastructure
- FLIC's Melville, NY headquarters expected to become CNOB's Long Island Regional headquarters

Board

- Christopher Becker to serve as Vice Chairman of CNOB's board of directors
- Two additional independent board members of FLIC to join CNOB's board of directors

Pro Forma Ownership

- 76% CNOB / 24% FLIC

Closing

- Targeted mid-2025
- Subject to customary regulatory approvals and shareholder approvals by both parties

(1) Based on CNOB closing price of $23.97 as of 9/4/2024
(2) Reflects median of all nationwide bank and thrift deals with deal values between $150 million and $1 billion announced in the last 12 months

Summary Transaction Assumptions

Earnings Estimates	■ CNOB based on "street" estimates ■ FLIC based on "street" estimates, adjusted for 26% effective tax rate
Cost Savings	■ 35% of FLIC noninterest expense, phased in 50% in 2025, 100% thereafter
Crossing $10 Billion	■ Assumes standalone cost of crossing $10 billion is already incorporated in CNOB earnings ■ $500k after-tax impact from Durbin Amendment on a fully phased-in basis[1]
Purchase Accounting	■ Gross credit mark of ~$67 million, or 2.0% of loan portfolio – 40% of credit mark allocated to non-PCD loans, Day 1 reserve established through provision following close – 60% of credit mark allocated to non-PCD loans, established at close ■ Loan interest rate mark of ~$198 million, or 6.1% of loan portfolio, accreted straight-line over 5 years ■ Time deposit and borrowings write-down of ~$7 million, amortized straight-line over 3 years ■ Accretion of FLIC AOCI of ~$47 million[2] straight-line over 5 years ■ Core deposit intangible of 3.0% of non-time deposits, amortized SYD over 10 years
Merger Charges	■ $38 million of after-tax deal charges, fully reflected in TBV at closing
Capital	■ $100 million Tier 2 qualifying subordinated debt raise completed prior to closing at market rate ■ Proceeds to be downstreamed to the bank subsidiary as common equity

(1) Assumes 50% phase-in in 2026, 100% thereafter
(2) Estimated at August month-end

Estimated Financial Impact

Material EPS Accretion with Short Earnback Period

	Including Rate Marks	*Excluding Rate Marks*[1]
2025E EPS Accretion[2]	36%	9%
TBV Dilution	12%	0.5%
Years TBV Earnback	2.9	0.4

Pro Forma Capital Remains Strong *(Holding Company Consolidated)*

With $100 Million Subordinated Debt Raise

TCE Ratio	CET1 Ratio	Total Capital Ratio	CRE[3] / Total Capital
7.9%	9.8%	13.3%	445%

Excluding Subordinated Debt Raise

TCE Ratio	CET1 Ratio	Total Capital Ratio	CRE[2][3] / Total Capital
7.9%	9.8%	12.4%	476%

Accelerates CNOB's Profitability Trajectory[1]

2025E ROAA	2025E ROTCE	2025E Efficiency Ratio
~1.0%	~14%	~45%

(1) Excludes impact of loan, deposit and borrowings interest rate marks
(2) Presented assuming fully phased-in cost savings and assuming full year impact for illustrative purposes
(3) Commercial real estate per definition in regulatory guidance; includes non-owner occupied real estate, multifamily loans, construction and development loans and loans to finance commercial real estate, construction and land development activities not secured by real estate; excludes owner occupied CRE

Top Tier Pro Forma Profitability with Valuation Upside

2025E ROATCE (%)[2]



Pro Forma Peers[1] ($10-$25bn)
21.4
16.3
15.4
14.4
13.8
13.3
12.9
12.1
10.9
9.6
9.3
9.2
8.8
8.7
8.7
6.1
Pro Forma[3]
CNOB

2025E Efficiency Ratio (%)[2]



Pro Forma Peers ($10-$25bn)
44.5
49.6
50.0
52.7
54.0
54.2
55.4
57.0
58.0
60.1
60.4
60.7
61.5
63.7
64.3
64.8
Pro Forma[3]
CNOB

2025E Net Interest Margin (%)[2]



Pro Forma Peers ($10-$25bn)
3.81
3.69
3.46
3.39
3.39
3.33
3.24
3.17
3.15
3.12
3.05
3.01
2.81
2.80
2.78
2.58
Pro Forma[3]
CNOB

- Pro forma capital generation is strong post close
- Generates approximately 50bps of TCE/TA, CET1, and Total Capital annually

Implied Price / 2025 EPS[2]



32% upside from trading up to peer levels
8.4x
11.1x
Pro Forma[3] CNOB + FLIC
Pro Forma Peer Median

Source: S&P Capital IQ Pro & FactSet

(1) Pro Forma Peers are defined as major-exchange traded banks headquartered in the Northeast and Mid-Atlantic regions with $10 billion to $25 billion in assets as of 6/30/2024; EBC, PFS, CUBI, WSFS, INDB, CBU, SASR, DCOM, NBTB, OCFC, BHLB, BRKL, FCF, & EGBN

(2) Based on market data as of 9/4/2024

(3) Pro Forma CNOB presented assuming fully phased-in cost savings and assuming full year impact for illustrative purposes

Transaction Benefits All Stakeholders

CLIENTS

- Greater ability to serve the Long Island market
- Expanded branch network
- Smooth client transition anticipated
- Leverages CNOB's investments in technology to enhance client experience
- Ability to offer franchise lending opportunities through BoeFly
- Increased legal lending limit

COMMUNITIES

- Longstanding commitment to the needs of our communities
- Strong CRA commitment by both companies
- Familiarity with combined markets of operation

EMPLOYEES

- Strong alignment of cultures focused on risk management and exceptional client service
- Increased ability to attract and retain top talent in the NYC metro market

SHAREHOLDERS

- Meaningful scale and franchise value
- 30%+ EPS accretion
- Enhances long-term profitability and growth
- Strong capital generation
- Low transaction execution risk

ConnectOne Bancorp, Inc.

Appendix

Pro Forma Earnings Accretion Reconciliation

($ in millions except per share amounts)	2025Y w/ Interest Rate Marks	2025Y Ex. Interest Rate Marks
CNOB Earnings	$79.2	$79.2
FLIC Earnings	26.0	26.0
Normalization of FLIC Earnings at 26% Tax Rate	(4.9)	(4.9)
Combined Earnings	**$100.3**	**$100.3**
Merger Related Adjustments[1]		
Cost Savings[2]	16.9	16.9
Non-PCD Mark Accretion	3.9	3.9
AOCI Accretion	9.4	9.4
Accretion of Loan, Deposit, and Borrowings Marks	27.6	0.0
Core Deposit Intangible Amortization	(11.1)	(11.1)
Interest Expense on Debt Issued	(6.6)	(6.6)
Other Adjustments[3]	2.6	2.6
Total Merger Related Adjustments	**$42.6**	**$15.0**
Pro Forma Earnings	**$142.9**	**$115.3**
Pro Forma Diluted Shares Outstanding (mm)	**50.3**	**50.3**
Pro Forma Earnings Per Share	**$2.84**	**$2.29**
CNOB Standalone Earnings Per Share	$2.10	$2.10
Pro Forma EPS Accretion ($)	**$0.75**	**$0.20**
Pro Forma EPS Accretion (%)	**36%**	**9%**

(1) Presented after-tax on an annualized basis for illustrative purposes
(2) Presented assuming fully-phased in cost savings for illustrative purposes
(3) Includes reinvestment of proceeds from subordinated debt issuance, opportunity cost of transaction related charges and full phase-in of Durbin Amendment impact

Pro Forma Tangible Book Value Reconciliation

($ in millions except per share amounts)	**Closing Balance Sheet**	**Shares (mm)**	**Per Share**
CNOB Standalone Common Equity at Close	$1,160	38.4	
Less: Goodwill and Other Intangibles	(212)		
CNOB Standalone Tangible Common Equity at Close	**$947**	**38.4**	**$24.69**
(+) Stock Consideration to FLIC	$284	11.8	
(+/-) Bargain Purchase Gain / (Goodwill Created)	1		
(-) CDI Created	(83)		
(-) Deal Related Charges	(38)		
(-) CECL Day 2 Non-PCD Provision	(19)		
Pro Forma Tangible Common Equity at Close	**$1,093**	**50.2**	**$21.76**
TBV Per Share Dilution ($)			**($2.93)**
TBV Per Share Dilution (%)			**(11.9%)**

($ in millions)	
Transaction Consideration	**$284**
FLIC TBV at Close	**$393**
FMV Adjustments	
Loan Credit Mark	($67)
Reversal of Existing Reserve	28
Loan Interest Rate Mark	(198)
Other Fair Value Marks	7
Core Deposit Intangible	83
Total FMV Adjustments	**($146)**
Net Deferred Tax Asset Created	***38***
Adjusted FLIC TBV	**$285**
Total Goodwill / (Bargain Purchase Gain)	**($1)**